UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

The Men’s Wearhouse, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 15, 2011

THE MEN’S WEARHOUSE, INC.

THE MEN’S WEARHOUSE, INC.
6380 ROGERDALE RD
HOUSTON, TX 77072

Meeting Information
Meeting Type:      Annual Meeting
For holders as of:      April 18, 2011
Date:    June 15, 2011        Time:    11:00 AM PDT

Location:	The Men’s Wearhouse, Inc. Executive Offices 40650 Encyclopedia Circle Fremont, California

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request that a paper copy be sent to you (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain
proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
 NOTICE          PROXY STATEMENT          2010 ANNUAL REPORT TO SHAREHOLDERS
How to View Online:
 Have the information that is printed in the box marked by the arrow          XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
 If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before June 01, 2011 to facilitate timely delivery. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*     If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow          XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow          XXXX XXXX XXXX available and follow the instructions.
Vote By Phone: To vote by phone, go to www.proxyvote.com where the proxy materials and telephone voting instructions are available. You may also request a paper copy of the proxy materials and telephone voting instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the ten nominees named below:
1.	Election of Directors

Nominees:

01)	George Zimmer	06)	Deepak Chopra, M.D.
02)	David H. Edwab	07)	William B. Sechrest
03)	Rinaldo S. Brutoco	08)	Larry R. Katzen
04)	Michael L. Ray, Ph.D.	09)	Grace Nichols
05)	Sheldon I. Stein	10)	Douglas S. Ewert
The Board of Directors recommends you vote FOR proposals 2, 3 and 4:
2.	To amend the Company’s 2004 Long-Term Incentive Plan to increase the number of shares authorized for issuance under the plan.

3.	To reapprove the material terms of the performance goals for performance awards under the Company’s 2004 Long-Term Incentive Plan.

4.	To approve, on an advisory basis, our executive compensation.
The Board of Directors recommends you vote 3 YEARS on the following proposal:
5.	To recommend, on an advisory basis, the preferred frequency for the advisory vote on executive compensation.

The Board of Directors recommends you vote FOR the following proposal:
6.	To ratify the appointment of the firm of Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2011.

7.	To transact such other business as may properly come before the meeting or any adjournment thereof.